UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley India Investment Fund, Inc. NYSE: IIF

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/closedendfundsshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Investment Advisory Agreement Approval	21
Portfolio Management	24
Investment Policy	25
Dividend Reinvestment and Cash Purchase Plan	29
Privacy Notice	30
Director and Officer Information	Back Cover

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2019, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had total returns of 1.19%, based on net asset value, and 4.59% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI India Index (the "Index")*, which returned 7.70%. On June 30, 2019, the closing price of the Fund's shares on the New York Stock Exchange was $20.97, representing an 11.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month reporting period, Indian equities were up 7.70%, underperforming the broader universe of emerging markets equities, which were up at 10.58% (as measured by the Index and the MSCI Emerging Markets Index, respectively).

•  The Fund underperformed the Index for the six-month period. The main performance detractors were our stock selection in the financials and consumer discretionary sectors, underweight allocations to the energy and information technology sectors and an overweight allocation to the health care sector.

•  Positive contributions came from an underweight allocation to the consumer staples sector, an overweight allocation to the financial sector and our stock selection in the materials sector.

Management Strategies

•  Macroeconomic fear slowly subsiding; fundamentals in a comfortable position. In 2018, the narrative for India almost turned on its head as the macro trade for India peaked out. Crude went from $60 to $85 per barrel (in September 2018),i the current account deficit went from 0.5% of gross domestic product ("GDP") to 2.4% (as on October 2018)ii and the rupee weakened to a low of 74.3 (as on September 2018).iii The consensus view was of big macro concerns and a very defensive positioning did well. This risk-off period also coincided with mid-cap sell-offs in India, as risk aversion led to a flight to large-caps. The mid-cap sell-off also did not help us in the latter half of 2018 and overall dragged the performance in 2018. However, as of mid-2019, the current account deficit is at a comfortable range of 2% to 2.5% of GDP,iv inflation is below the 4% target,v GDP growth is slow but not volatile, and the currency is well-placed among peers. The fear of extreme macro risk aversion, which had led market performance to be extremely skewed in favor of a handful of mega-cap defensive stocks in the end of 2018, seems to be slowly subsiding. We are optimistic of a continued recovery in performance.

•  Microeconomics indicators showing mixed trends in consumption. Consumption growth moderated in the April to June quarter of 2019 against the backdrop of an uncertain global environment and weak domestic growth impulses. The non-banking financial crisis that hit the economy in late 2018 has had its prolonged effects on the consumer sentiment which has further affected consumption. High-frequency indicators (which we consider representative of the domestic story of India) have shown mixed trends, with the key positives being strong credit growth, improvement in the industry and capital expenditures side and a steady uptick in capital utilization. We think, going forward, continued efforts by the government on the fiscal front,

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Letter to Stockholders (unaudited)

steady improvement of the liquidity conditions, upcoming festive season and some clarity around geopolitical tensions should help boost consumer sentiment and aid the domestic consumption story.

•  Market normalizing after a narrow outperformance. 2018 saw the most concentrated performance for the market that we have seen since 2013, with performance concentrated heavily in a few large-cap stocks. These episodes of narrow outperformance are based on our analysis not historically normal for India and have tended to snap back when the macroeconomic headwinds receded. We saw this reversal in the market performance in March 2019, as macroeconomic worries started cooling, crude prices moderated and the rupee regained a modicum of stability. We began to see a broad-basing of the performance in the markets, with the small and mid-cap indices recovering from deeply oversold levels. The number of stocks outperforming the benchmark, which had reached lows of 16, has reversed back to the historic average of around 25.vi We also have seen some recovery on the margins with the National Stock Exchange of India mid-cap stocks recovering in the last four months of the reporting period, performing in line with the Index.vii Additionally, monthly mutual fund systematic investment plan contributions have shown steady and sticky growth, foreign institutional investor inflows have been resilient and domestic inflows have been strong.

•  Political stability. The biggest headlines of the reporting period came from the political front, with the announcements of the final results for India's seven-phase 2019 general election. Marking a historical victory, the incumbent Bharatiya Janata Party ("BJP") has come back with a stronger-than-ever mandate, bagging 303 of 542 seats on its own (21 seats more than it won in 2014). Mr. Narendra Modi will continue his second term as the prime minister with an absolute majority in the lower house of the parliament. The intensity of the pro-incumbency wave was reflected in the expanding vote share gap between the BJP and the Indian National Congress, the main opposition party (up from about 12% to about 18%).viii Voting percentages in the general election also increased, from 66.4% in 2014 to 67.1%, marking the highest voter turnout since independence.ix Going forward, the single-party majority is expected to reduce the need for competitive populism and, with a bulk of disruptive reforms now behind, focus is expected to shift to growth. A stable government is expected to pave the way for a broad-based recovery in consumer sentiment, and we are optimistic of a further boost in portfolio performance.

•  Rupee stabilization. Persistent foreign fund inflows, strong gains in domestic equities and easing crude prices supported the rupee. The rupee gained 1.1% against the U.S. dollar year-to-date through June 30, 2019.x

•  Growth momentum drivers. While India is not in the direct line of U.S.-China trade tensions, the overall negative global outlook has impacted investor sentiment. India is currently dealing with a slowdown in consumption and a trust deficit in the debt markets (led by the recent non-banking financial company/housing finance company issues). We believe that the trust issues in the debt markets could be resolved by efforts from the government and regulators (Reserve Bank of India and National Housing Bank), which in turn can potentially boost growth and lead to a consumption revival. Additionally, post elections, the populist tendencies of the government are also expected to subside. The structural reforms are already done (Goods and Services Tax, Insolvency and Bankruptcy Code, etc.), and going forward, we expect more growth-focused economic reforms to provide a positive impulse to the growth momentum.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Letter to Stockholders (unaudited)

  Such episodes of underperformance have happened in India, which this time around has stretched a bit longer than anticipated. However, historically we have seen the market snap back quite sharply after an episodic drag in performance such as this and are optimistic for a return to a more normal market environment as the uncertainties around domestic growth begin to cool. We are optimistic of a recovery in portfolio performance, as the new government settled down and the domestic growth story comes to the forefront. We expect the key themes of an uptick in capital expenditure, stability in consumption, improvement in corporate asset quality and improved corporate profitability (helped by central bank rate cuts, improved liquidity, benign commodity prices and balance sheet repair) to drive performance in the second half of the year.

Sincerely,

John H. Gernon

President and Principal Executive Officer  July 2019

*The MSCI India Index is a free-float adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the Indian market. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

i Source: Bloomberg L.P. as of September 2018.

ii Source: Government of India, Reserve Bank of India and Jefferies Research as of October 2018.

iii Source: Bloomberg L.P. as of September 2018.

iv Source: Government of India, Reserve Bank of India and Jefferies Research as of May 2019.

v Source: Ministry of Statistics and Program Implementation and Jefferies Research as of May 2019.

vi Source: Bloomberg L.P. and Bank of America Merrill Lynch as of June 10, 2019.

vii Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc. as of June 28, 2019.

viii Source: Election Commission of India and CLSA Research as of May 24, 2019.

ix Source: Election Commission of India and CLSA Research as of May 24, 2019.

x Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc. as of June 28, 2019.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (97.3%)
Aerospace & Defense (1.8%)
Bharat Electronics Ltd.	3,605,927	$5,877
Auto Components (3.0%)
Balkrishna Industries Ltd.	374,506	4,108
Motherson Sumi Systems Ltd.	3,261,608	5,762
		9,870
Automobiles (7.4%)
Eicher Motors Ltd.	40,939	11,378
Maruti Suzuki India Ltd.	133,747	12,662
		24,040
Banks (22.4%)
Axis Bank Ltd. (a)	1,814,772	21,310
HDFC Bank Ltd.	417,886	14,838
ICICI Bank Ltd.	3,940,654	24,997
IndusInd Bank Ltd.	558,397	11,421
		72,566
Chemicals (1.2%)
SH Kelkar & Co., Ltd.	803,782	1,514
SRF Ltd.	50,313	2,219
		3,733
Construction & Engineering (8.7%)
KEC International Ltd.	231,980	1,084
Larsen & Toubro Ltd.	708,931	15,955
Voltas Ltd.	1,206,948	11,276
		28,315
Construction Materials (9.4%)
Ramco Cements Ltd. (The)	1,062,130	12,063
Shree Cement Ltd.	57,744	18,257
		30,320
Consumer Finance (1.5%)
Cholamandalam Investment and Finance Co., Ltd.	1,178,749	4,878
Diversified Financial Services (4.3%)
IIFL Securities Ltd. (a)	1,107,442	854
IIFL Wealth Management Ltd. (a)	158,206	3,196
L&T Finance Holdings Ltd.	5,867,974	9,789
		13,839
Electric Utilities (2.6%)
Power Grid Corp. of India Ltd.	2,795,121	8,388
	Shares	Value (000)
Entertainment (0.6%)
PVR Ltd.	79,389	$1,927
Gas Utilities (3.1%)
GAIL India Ltd.	1,044,302	4,737
Indraprastha Gas Ltd.	1,149,056	5,249
		9,986
Health Care Providers & Services (4.1%)
Apollo Hospitals Enterprise Ltd.	672,425	13,241
Information Technology Services (6.3%)
Larsen & Toubro Infotech Ltd.	230,424	6,105
Tata Consultancy Services Ltd.	439,484	14,183
		20,288
Insurance (3.2%)
ICICI Prudential Life Insurance Co., Ltd.	1,807,461	10,205
Machinery (3.5%)
Ashok Leyland Ltd.	8,895,689	11,244
Oil, Gas & Consumable Fuels (3.5%)
Petronet LNG Ltd.	3,234,406	11,498
Personal Products (3.4%)
Emami Ltd.	588,906	2,552
Marico Ltd.	1,577,095	8,467
		11,019
Pharmaceuticals (3.9%)
Eris Lifesciences Ltd. (a)	902,776	6,671
Natco Pharma Ltd.	761,940	5,910
		12,581
Thrifts & Mortgage Finance (2.6%)
Aavas Financiers Ltd. (a)	276,868	6,016
IIFL Finance Ltd.	1,107,442	2,282
		8,298
Transportation Infrastructure (0.8%)
Gateway Distriparks Ltd.	1,362,049	2,597
TOTAL COMMON STOCKS (Cost $258,251)		314,710

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $2,047)	2,047,463	$2,047
TOTAL INVESTMENTS (97.9%) (Cost $260,298) (b)(c)		316,757
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)		6,923
NET ASSETS (100.0%)		$323,680

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $295,821,000 and 91.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At June 30, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $83,561,000 and the aggregate gross unrealized depreciation is approximately $27,102,000, resulting in net unrealized appreciation of approximately $56,459,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.6%
Banks	22.9
Construction Materials	9.6
Construction & Engineering	8.9
Automobiles	7.6
Information Technology Services	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Financial Statements

Statement of Assets and Liabilities	June 30, 2019 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $258,251)	$314,710
Investment in Security of Affiliated Issuer, at Value (Cost $2,047)	2,047
Total Investments in Securities, at Value (Cost $260,298)	316,757
Foreign Currency, at Value (Cost $9,255)	9,332
Receivable for Investments Sold	2,165
Tax Reclaim Receivable	728
Dividends Receivable	90
Receivable from Affiliate	4
Other Assets	26
Total Assets	329,102
Liabilities:
Payable for Investments Purchased	2,945
Deferred Capital Gain Country Tax	1,842
Payable for Advisory Fees	290
Payable for Professional Fees	193
Payable for Custodian Fees	73
Payable for Administration Fees	8
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	70
Total Liabilities	5,422
Net Assets
Applicable to 13,597,716 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$323,680
Net Asset Value Per Share	$23.80
Net Assets Consist of:
Common Stock	$136
Paid-in-Capital	268,298
Total Distributable Earnings	55,246
Net Assets	$323,680

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2019 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1,393
Dividends from Security of Affiliated Issuer (Note E)	40
Total Investment Income	1,433
Expenses:
Advisory Fees (Note B)	1,696
Custodian Fees (Note D)	149
Administration Fees (Note C)	123
Professional Fees	75
Stockholder Reporting Expenses	20
Directors' Fees and Expenses	6
Stockholder Servicing Agent Fees	5
Other Expenses	12
Total Expenses	2,086
Waiver of Administration Fees (Note C)	(74)
Rebate from Morgan Stanley Affiliate (Note E)	(3)
Net Expenses	2,009
Net Investment Loss	(576)
Realized Gain:
Investments Sold	1,927
Foreign Currency Translation	65
Futures Contracts	422
Net Realized Gain	2,414
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,842)	2,607
Foreign Currency Translation	(294)
Futures Contracts	(419)
Net Change in Unrealized Appreciation (Depreciation)	1,894
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,308
Net Increase in Net Assets Resulting from Operations	$3,732

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2019 (unaudited) (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(576)	$(556)
Net Realized Gain	2,414	50,654
Net Change in Unrealized Appreciation (Depreciation)	1,894	(160,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,732	(110,555)
Dividends and Distributions to Stockholders	—	(83,722)
Capital Share Transactions:
Repurchase of Shares (28,135 and 615,136 shares)	(575)	(16,609)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(575)	(16,609)
Total Increase (Decrease)	3,157	(210,886)
Net Assets:
Beginning of Period	320,523	531,409
End of Period	$323,680	$320,523

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2019		Year Ended December 31,
	(unaudited)		2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$23.52		$37.32		$29.36		$29.07		$29.23		$20.08
Net Investment Loss(2)	(0.04)		(0.04)		(0.10)		(0.08)		(0.16)		(0.08)
Net Realized and Unrealized Gain (Loss)	0.31		(7.83)		13.06		1.36		(0.06)		9.13
Total from Investment Operations	0.27		(7.87)		12.96		1.28		(0.22)		9.05
Distributions from and/or in excess of:
Net Investment Income	—		(0.02)		—		—		—		—
Net Realized Gain	—		(6.07)		(5.05)		(1.14)		(0.04)		—
Total Distributions	—		(6.09)		(5.05)		(1.14)		(0.04)		—
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.16		0.05		0.15		0.10		0.10
Net Asset Value, End of Period	$23.80		$23.52		$37.32		$29.36		$29.07		$29.23
Per Share Market Value, End of Period	$20.97		$20.05		$33.15		$25.62		$25.47		$26.88
TOTAL INVESTMENT RETURN:(3)
Market Value	4.59	%(6)	(21.95)%		48.83%		4.85%		(5.08)%		53.78%
Net Asset Value	1.19	%(6)	(18.68)%		46.21%		5.28%		(0.37)%		45.57%
RATIOS TO AVERAGE NET ASSETS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$323,680		$320,523		$531,409		$423,331		$434,641		$449,985
Ratio of Expenses Before Expenses Waived by Administrator	1.20	%(7)	1.35%		1.44%		1.44%		1.41%		1.49%
Ratio of Expenses After Expenses Waived by Administrator	1.30	%(4)(7)	1.30	%(4)	1.39	%(4)	1.38	%(4)	1.36	%(4)	1.44	%(4)
Ratio of Net Investment Loss	(0.37	)%(4)(7)	(0.13	)%(4)	(0.27	)%(4)	(0.27	)%(4)	(0.52	)%(4)	(0.31	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	26	%(6)	35%		47%		16%		47%		16%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses After Expenses Waived by Administrator would have been 0.01% higher and the Ratio of Net Investment Loss would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratios of Expenses After Expenses Waived by Administrator and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited)

The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek long-term capital appreciation through investments primarily in equity securities of Indian issuers.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$5,877	$—	$5,877
Auto Components	—	9,870	—	9,870
Automobiles	—	24,040	—	24,040
Banks	—	72,566	—	72,566
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Chemicals	$—	$3,733	$—	$3,733
Construction & Engineering	—	28,315	—	28,315
Construction Materials	—	30,320	—	30,320
Consumer Finance	—	4,878	—	4,878
Diversified Financial Services	—	13,839	—	13,839
Electric Utilities	—	8,388	—	8,388
Entertainment	—	1,927	—	1,927
Gas Utilities	—	9,986	—	9,986
Health Care Providers & Services	—	13,241	—	13,241
Information Technology Services	—	20,288	—	20,288
Insurance	—	10,205	—	10,205
Machinery	—	11,244	—	11,244
Oil, Gas & Consumable Fuels	—	11,498	—	11,498
Personal Products	—	11,019	—	11,019
Pharmaceuticals	—	12,581	—	12,581
Thrifts & Mortgage Finance	—	8,298	—	8,298
Transportation Infrastructure	—	2,597	—	2,597
Total Common Stocks	—	314,710	—	314,710
Short-Term Investment
Investment Company	2,047	—	—	2,047
Total Assets	$2,047	$314,710	$—	$316,757

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

  As of June 30, 2019, the Fund did not have any open future contracts.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contract	422
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contract	(419)

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

  For the six months ended June 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:

Average monthly notional amount	$6,662,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis, if any. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2019, approximately $74,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $79,023,000 and $102,368,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended June 30, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,831	$63,689	$64,473	$40
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2019 (000)
Liquidity Funds	$—	$—	$2,047

During the six months ended June 30, 2019, the Fund incurred approximately $22,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2019, the Fund did not engage in any cross-trade transactions.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$770	$82,952	$5,055	$66,883

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in-Capital (000)
$1,630	$(1,630)

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$374

G.  Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

As permitted by the Fund's offering prospectus, on August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2019, the Fund repurchased 28,135 of its shares at an average discount of 11.16% from NAV Since the inception of the program, the Fund has repurchased 12,541,956 of its shares at an average discount of 21.08% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/closedendfundsshareholderreports.

At June 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 21.9%.

H.  Results of Annual Meeting of Stockholders: On June 25, 2019, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Jakki L. Haussler	9,399,621	1,105,241

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's Portfolio are Ashutosh Sinha and Amay Hattangadi, both Managing Directors of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the Adviser.

Mr. Sinha has been associated with the Sub-Adviser in an investment management capacity since March 2011 and began managing the Fund in May 2012. Mr. Hattangadi has been associated with the Sub-Adviser in an investment management capacity since 1997 and began managing the Fund in March 2019. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in January 2001.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the SEC relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Policy (unaudited) (cont'd)

business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Investment Policy (unaudited) (cont'd)

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley India Investment Fund, Inc.

June 30, 2019

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions ("Distributions") will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Privacy Notice (unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Privacy Notice (unaudited) (cont'd)

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes —information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Privacy Notice (unaudited) (cont'd)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market
Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Director and Officer Information (unaudited)

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Michael E. Nugent, Chair of the Board

W. Allen Reed

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

Officers

John H. Gernon

President and Principal Executive Officer

Timothy J. Knierim

Chief Compliance Officer

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Michael J. Key

Vice President

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP

1155 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2019 Morgan Stanley

CEIIFSAN
2671636 EXP 08.31.2020

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2019	—		N/A	N/A
February 2019	—		N/A	N/A
March 2019	8,478		N/A	N/A
April 2019	—		N/A	N/A
May 2019	19,657		N/A	N/A
June 2019	—		N/A	N/A
Total	28,135	$20.43	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  For the Semi-Annual period June 30 2019, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income(1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

(b)  Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

(1)                                 Gross income includes income from the reinvestment of cash collateral.

(2)                                 Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

(3)                                 Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

(4)                                 These administrative fees are not included in the revenue split.

(5)                                 These indemnification fees are not included in the revenue split.

Item 13. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley India Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 15, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2019